UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2022

           First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
       240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
       240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Company’s Annual Meeting was held by means of remote communication on June 8, 2022.
(b)
There were a total of 9,105,979 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 7,079,316 shares of common stock were represented in person or by proxy; therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders and the following are the results as certified by the independent Inspector of Election:

Proposal 1.  Election of Directors.  Two persons were nominated for election each to serve for a three-year term and one person was nominated for election to serve for a one-year term.  Directors are elected by a plurality of the votes cast, meaning that the nominees who receive the most “for” votes are elected as directors, subject to their qualification to serve as directors.  Set forth below are results of the voting for the election of directors:
	FOR		WITHHELD		BROKER NON-VOTES
	No. of votes	Percentage of shares present	No. of votes	Percentage of shares present	No. of broker non-votes

Joann E. Lee	5,261,980	85.3	904,675	14.7	912,661
Roger H. Molvar	5,963,980	96.7	202,675	3.3	912,661
Cindy L. Runger	5,843,698	94.8	322,957	5.2	912,661

Based on the voting results set forth above, Joann E. Lee and Roger H. Molvar were elected to each serve as directors of the Company for a three-year term expiring at the annual meeting of shareholders in 2025, each to serve as a director of the Company until their respective successors have been duly elected and qualified. Cindy L. Runger was elected to serve as a director of the Company for a one-year term expiring at the annual meeting of shareholders in 2023, to serve as a director of the Company until her respective successor has been duly elected and qualified.
The terms of Directors Joseph W. Kiley III, Richard M. Riccobono, Diane C. Davis, Richard P. Jacobson and Ralph C. Sabin, continued.
Proposal 2. An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the Annual Meeting.  This proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Set forth below are results of the voting on this proposal:
For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote

5,864,339	95.1	247,265	4.0	55,051	0.9	912,661
Based on the voting results set forth above, the compensation of the Company’s named executive officers was approved by the Company’s shareholders.

Proposal 3.   Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.  Set forth below are results of the voting on this proposal:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote

7,027,190	99.2	40,139	0.6	11,987	0.2	N/A
Based on the voting results set forth above, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2022 was ratified by the Company’s shareholders.

(c) None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: June 8, 2022	By: /s/ Richard P. Jacobson
Richard P. Jacobson Executive Vice President and Chief Financial Officer